Exhibits

CERTIFICATION OF TREASURER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Exten Industries, Inc. (the "Company") on Form 10-QSB for the period ending February 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory F. Szabo, Treasurer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Gregory F. Szabo
	Name:	Gregory F. Szabo
	Title:	Treasurer